Filed Pursuant to Rule 497(e)

Ambassador Funds

Michigan Investment Trust Government Money Market Series

 Registration File No. 333-36796

AMBASSADOR FUNDS

MICHIGAN INVESMENT TRUST

GOVERNMENT MONEY MARKET SERIES

SUPPLEMENT DATED NOVEMBER 8, 2007

PROSPECTUS DATED OCTOBER 31, 2007

STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2007

Effective November 2, 2007 Craig Ruch has replaced Thomas M. Seay as the Head of Fixed Income and Chief Investment Officer for Victory Capital Management Inc.

Prospectus section “MANAGEMENT OF THE FUND” page 12, for Thomas M. Seay is replaced with the following:

Craig Ruch – CIO-Fixed Income Investments/Senior Portfolio Manager & Managing Director

•

Joined the firm and/or its affiliate in 2005.

•

13 years prior investment experience.

•

B.S. –Indiana University.

•

Chartered Financial Analyst Charterholder.

SAI section “SUBADVISERS” page 11, is replaced with the following:

Victory Capital Management, Inc.

Portfolio Management Team.  Craig Ruch, Michael J. Gabriel, Robin S. Hudson and C. Stephen Wesselkamper of Victory Capital Management Inc., comprise the portfolio management team for this Subadviser.  The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of September 30, 2007:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (-000s)	Pooled Investment Vehicle Accounts	Assets Managed (-000s)	Other Accounts	Assets Managed (-000s)	Total Assets Managed (-000s)
Craig Ruch	11	$6,878,204	15	$3,694,927	148	$3,730,652	$14,303,783
Michael J. Gabriel	8	$6,255,152	3	$1,498,902	16	$1,060,566	$ 8,814,620
Robin S. Hudson	8	$6,255,152	3	$1,498,902	16	$1,060,566	$ 8,814,620
C. Stephen Wesselkamper	8	$6,255,152	3	$1,498,902	16	$1,060,566	$ 8,814,620

Please keep this supplement for future reference